10:07:18 AM                                             EXHIBIT 99. 6


                      MBNA MASTER CREDIT CARD TRUST 93-2

                           KEY PERFORMANCE FACTORS
                                       May, 1996



        Scheduled Maturity                                        1/15/97


        Coupon                                                    5.5875%


        Excess Protection Level
          3 Month Average                                           8.12%
        May, 1996                                                   7.66%
        April, 1996                                                 7.44%
        March, 1996                                                 9.25%


        Cash Yield                                                 20.54%


        Investor Charge Offs                                        4.24%


        Base Rate                                                   8.65%


        Over 35 Day Delinquency                                     4.20%


        Seller's Interest                                          23.34%


        Total Payment Rate                                         10.68%


        Total Principal Balance                         $9,435,602,210.51


        Investor Participation Amount                     $666,666,666.68


        Seller Participation Amount                     $2,202,268,877.16